Exhibit 21
List of Subsidiaries of Peabody Energy Corporation

Jurisdiction of
Name of Subsidiary	Formation
9 East Shipping Limited	United Kingdom
9 East Shipping Pte. Ltd.	Singapore
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
American Land Holdings of West Virginia, LLC	Delaware
Antrim Coal Company Limited	England
Arid Operations Inc.	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
Black Hills Mining Company, LLC	Illinois
BTU International B.V.	Netherlands
BTU Western Resources, Inc.	Delaware
Burton Coal JV	Queensland
Burton Coal Pty Ltd	Queensland
Caballo Grande, LLC	Delaware
Carbones Del Guasare, S.A.	Venezuela
Carbones Peabody de Venezuela, S.A.	Venezuela
Cardinal Gasification Center LLC	Illinois
Caseyville Dock Company, LLC	Delaware
Central States Coal Reserves of Illinois, LLC	Delaware
Central States Coal Reserves of Indiana, LLC	Delaware
Century Mineral Resources, Inc.	Illinois
CL Power Sales Eight, L.L.C.	Delaware
Coal Reserve Holding No. 1, LLC	Delaware
COALSALES II, LLC	Delaware
Colorado Yampa Coal Company	Delaware
Complejo Siderurgico Del Lago, CA	Venezuela
Conexcel 1 Pty. Ltd.	New South Wales
Conservancy Resources, LLC	Delaware
Cottonwood Land Company	Delaware
Cyprus Creek Land Company	Delaware
Cyprus Creek Land Resources, LLC	Delaware
Dalrymple Bay Coal Terminal Pty Ltd	Queensland
Desarrollos Venshelf IV, CA	Venezuela
Dominion Terminal Associates	Virginia
Dyson Creek Coal Company, LLC	Delaware
Dyson Creek Mining Company, LLC	Delaware
Econo-Power International Corporation	Nevada
El Segundo Coal Company, LLC	Delaware
Elkland Holdings, LLC	Delaware
Excel Equities International Pty Ltd	New South Wales
Excelven Pty Ltd.	British Virgin Islands
Falcon Coal Company, LLC	Indiana
FutureGen Industrial Alliance, Inc.	Delaware

Jurisdiction of
Name of Subsidiary	Formation
Gallo Finance Company	Delaware
Gold Fields Chile, LLC	Delaware
Gold Fields Mining Company, a division of Peabody Natural Resources Co.	Delaware
Gold Fields Mining, LLC	Delaware
Gold Fields Ortiz, LLC	Delaware
Gravi Mag LLC	Mongolia
GreatPoint Energy, Inc.	Delaware
Green Gen Company Limited	China
GTN Copper Technology Pty Limited	New South Wales
Guaniamo Mining Corporation	Venezuela
Half-Tide Marine Pty Ltd	Queensland
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd	New South Wales
Highwall Mining Services Company	Delaware
Hillside Recreational Lands, LLC	Delaware
HMC Mining, LLC	Delaware
Illinois Land Holdings, LLC	Illinois
Independence Material Handling, LLC	Delaware
Islands of Waterside Homebuilding, LLC	Delaware
Islands of Waterside, LLC	Delaware
James River Coal Terminal, LLC	Delaware
Juniper Coal Company	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky Syngas, LLC	Delaware
Kentucky United Coal, LLC	Indiana
Lee Ranch Coal Company, a Division of Peabody Natural Resources	Delaware
Lively Grove Energy Partners, LLC	Delaware
Lively Grove Energy, LLC	Delaware
LRCS Limited Partnership	New Mexico
Marigold Electricity, LLC	Delaware
Mega Uranium Ltd.	British Columbia
Metropolitan Collieries Pty Ltd	New South Wales
Midco Supply and Equipment Corporation	Illinois
Midwest Coal Acquisition Corp.	Delaware
Midwest Coal Reserves of Illinois, LLC	Delaware
Midwest Coal Reserves of Indiana, LLC	Delaware
Midwest Coal Reserves of Kentucky, LLC	Delaware
Millennium Coal Pty Ltd.	New South Wales
Moffat County Mining, LLC	Delaware
Mount Thorley Coal Loading Pty Ltd.	New South Wales
MUC Resources LLC	Mongolia
Mustang Clean Energy, LLC	Delaware
Mustang Energy Company, L.L.C.	Delaware
New Mexico Coal Resources, LLC	Delaware
Newangle Mining Pty Ltd.	New South Wales
Newcastle Coal Infrastructure Group Pty Ltd	Australia
Newcastle Coal Shippers Pty Ltd.	New South Wales
Newhall Funding Company (MBT)	Massachusetts
North Bowen Basin Coal Exploration JV	Australia
North Goonyella Coal Mines Pty Ltd	Queensland
North Goonyella Joint Venture	Queensland

Jurisdiction of
Name of Subsidiary	Formation
North Wambo Pty Ltd	New South Wales
P&L Receivables Company, LLC	Delaware
Peabody (Bowen) Pty Ltd	Queensland
Peabody (Burton coal) Pty Ltd	Queensland
Peabody (Kogan Creek) Pty Ltd.	Queensland
Peabody (Wilkie Creek) Pty Ltd.	South Australia
Peabody Acquisition Co. No. 1 Pty Ltd	Australia
Peabody Acquisition Co. No. 2 Pty Ltd	Australia
Peabody America, Inc.	Delaware
Peabody Archveyor, L.L.C.	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Asia Limited	Hong Kong
Peabody Australia Mining Pty Ltd	New South Wales
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Caballo Mining, LLC	Delaware
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody Coal Venezuela Ltd.	Bermuda
Peabody COALSALES Australia Pty Ltd	Australia
Peabody COALSALES, LLC	Delaware
Peabody COALTRADE Asia Private Ltd.	Singapore
Peabody COALTRADE Australia Pty Ltd	New South Wales
Peabody COALTRADE International (CTI), LLC	Delaware
Peabody COALTRADE International Limited	England and Wales
Peabody COALTRADE, LLC	Delaware
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coulterville Mining, LLC	Delaware
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware
Peabody Energy (Gibraltar) Limited	Gibraltar
Peabody Energy (Gibraltar) Limited and Co. S.C.S.	Luxembourg
Peabody Energy Australia Coal Pty Ltd	New South Wales
Peabody Energy Australia Pty Ltd.	New South Wales
Peabody Energy Corporation	Delaware
Peabody Energy Generation Holding Company	Delaware
Peabody Energy Investments, Inc.	Delaware
Peabody Energy Solutions, Inc.	Delaware
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Gobi LLC	Mongolia
Peabody Holding Company, LLC	Delaware
Peabody Holdings (Gibraltar) Limited	Gibraltar
Peabody Holland BV	Netherlands
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co. Ltd.	China
Peabody Investments (Gibraltar) Limited	Gibraltar

Jurisdiction of
Name of Subsidiary	Formation
Peabody Investments Corp.	Delaware
Peabody MCC (Gibraltar) Limited	Gibraltar
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Delaware
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Mozambique, Limitada	Mozambique
Peabody Mozambique, LLC	Delaware
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody New Mexico Services, LLC	Delaware
Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd	Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody PowerTree Investments, LLC	Delaware
Peabody Recreational Lands, L.L.C.	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Services Holdings, LLC	Delaware
Peabody Southwest, LLC	Delaware
Peabody Southwestern Coal Company	Delaware
Peabody Terminal Holding Company, Inc.	Delaware
Peabody Terminals, LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corporation	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody Western Coal Company	Delaware
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
Peabody-Waterside Development, L.L.C.	Delaware
Peabody-Winsway Resources BV	Netherlands
Peabody-Winsway Resources LLC	Mongolia
PEC Equipment Company, LLC	Delaware
PG INVESTMENTS SIX, L.L.C.	Delaware
Point Pleasant Dock Company, LLC	Delaware
Pond River Land Company	Delaware
Porcupine Production, LLC	Delaware
Porcupine Transportation, LLC	Delaware
Port Kembla Coal Terminal Limited	New South Wales
PowerTree Carbon Company, LLC	Delaware
Prairie State Energy Campus Management, Inc.	Indiana
Prairie State Generating Company, LLC	Delaware
Red Mountain Infrastructure Pty Ltd.	New South Wales
Red Mountain JV (re CHPP)	Australia
RFC Americas, Inc.	New South Wales
RFC Corporate Finance, Inc.	New South Wales
RFC Services, Inc.	New South Wales

Jurisdiction of
Name of Subsidiary	Formation
Riverview Terminal Company	Delaware
Sage Creek Coal Company, LLC	Delaware
Sage Creek Holdings, LLC	Delaware
School Creek Coal Resources, LLC	Delaware
Seaham No. 4 Colliery Pty Ltd.	New South Wales
Seneca Coal, LLC	Delaware
Shoshone Coal Corporation	Delaware
Star Lake Energy Company, L.L.C.	Delaware
Sterling Centennial Insurance Corp.	Vermont
Sugar Camp Properties, LLC	Indiana
Thoroughbred Generating Company, LLC	Delaware
Thoroughbred Mining Company, L.L.C.	Delaware
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal, LLC	Delaware
United Minerals Company, LLC	Indiana
Wambo Coal Pty Ltd.	New South Wales
Wambo Coal Terminal Pty Ltd	New South Wales
West Roundup Resources, LLC	Delaware
Wilpinjong Coal Pty Ltd	New South Wales
Wyoming Natural Gas, LLC	Delaware
Wyoming Quality Healthcare Coalition, LLC	Delaware